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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  NOVEMBER 25, 1998
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                       COMMODORE APPLIED TECHNOLOGIES, INC
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-11871                 11-3312952
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


    150 EAST 58TH STREET, SUITE 3400
           NEW YORK, NEW YORK                                      10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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          (Former Name or Former Address, if Changed Since Last Report)




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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                NOVEMBER 25, 1998


ITEM 5.  OTHER EVENTS.
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     On November 25, 1998, Commodore Applied Technologies, Inc., a Delaware
corporation (the "Company"), announced that the U.S. General Accounting Office has reversed its September 15, 1998 dismissal and has reinstated the protest lodged by Teledyne-Commodore LLC, the Company's joint venture with Teledyne Environmental, Inc., which stated that there were major errors in the evaluation process omitting Teledyne-Commodore LLC's technology from the U.S. Army's Assembled Chemical Weapons Assessment program technology demonstration. Additional information concerning the foregoing is set forth in the press release filed herewith as Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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         (a)   Financial Statements of Business Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

               Not Applicable.

         (c)   Exhibits.


EXHIBIT NO.                             DESCRIPTION
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99.1           Press  Release,  dated  November 25, 1998,  of Commodore  Applied
               Technologies, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  November 25, 1998                    By: /s/ JAMES M. DEANGELIS
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                                                James M. DeAngelis, Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION
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99.1           Press  Release,  dated  November 25, 1998,  of Commodore  Applied
               Technologies, Inc.